UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

PROKIDNEY CORP.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40560	98-1586514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Frontis Plaza Blvd. Suite 250
Winston-Salem, North Carolina	27103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 999-7019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	PROK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

ProKidney Corp., a Delaware corporation (“ProKidney Delaware” or the “Company”), is providing the disclosure contained in this Current Report on Form 8-K to reflect the completion of its domestication, which changed its jurisdiction of incorporation from the Cayman Islands to the State of Delaware (the “Domestication”). ProKidney Corp., the Cayman Islands exempted company (“ProKidney Cayman”) deregistered as an exempted company in the Cayman Islands pursuant to Sections 206 and 207 of the Companies Act (as amended) of the Cayman Islands (the “Companies Act”), and domesticated and continued its existence as a corporation incorporated in the State of Delaware pursuant to Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) effective on July 1, 2025 (the “Domestication Date”). References to the “Company,” “ProKidney Delaware,” “ProKidney Cayman,” the “Registrant,” “we,” “our,” “us” and similar terms mean, as of any time prior to the Domestication, ProKidney Cayman and, as of any time after the Domestication, ProKidney Delaware.

In connection with the Domestication, the Company also completed certain other restructuring transactions (such transactions, together with the Domestication, the “Restructuring”) on the Domestication Date. Prior to the Restructuring, ProKidney Cayman conducted its business indirectly through ProKidney LP, a limited partnership organized under the laws of Ireland (“PKLP”) and its subsidiaries. As part of the Restructuring, (i) PKLP contributed substantially all of its assets to a newly formed subsidiary, ProKidney Holdings, LLC, a Delaware limited liability company (“ProKidney Holdings”) (other than its limited liability company interests in ProKidney Holdings), (ii) PKLP commenced winding-up and made a liquidating distribution of its limited liability company interests in ProKidney Holdings to its partners, including ProKidney Cayman, in redemption of their interests in PKLP, and (iii) ProKidney Corp. GP Limited, the general partner of PKLP, sold its nominal economic interest in ProKidney Holdings received in such liquidating distribution to ProKidney Cayman (collectively, the “Substitution”). Immediately following the Domestication, ProKidney, then a wholly owned subsidiary of ProKidney Holdings and a Cayman Islands exempted company (“ProKidney-KY”), re-registered as a Cayman Islands limited liability company and then deregistered as a limited liability company in the Cayman Islands and registered by way of continuation out for purposes of the Limited Liability Companies Act (as amended) of the Cayman Islands and domesticated and continued for purposes of the Delaware Limited Liability Company Act as a Delaware limited liability company named ProKidney IPCo, LLC (“ProKidney IPCo”). As a result of the consummation of the Domestication and the other transactions involved in the Restructuring, the Company and the other former limited partners of PKLP are now members of ProKidney Holdings, and ProKidney Holdings owns all of the subsidiaries that conduct our business, including ProKidney IPCo.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Domestication and the other Restructuring transactions, we amended and restated certain of our material agreements to which ProKidney Cayman was a party, each dated July 11, 2022, on substantially similar terms in order to reflect updates to the Company’s corporate structure resulting from the Restructuring. On the Domestication Date, ProKidney Delaware and certain other parties thereto entered into (i) an Amended and Restated Tax Receivable Agreement (the “Amended and Restated Tax Receivable Agreement”), (ii) an Amended and Restated Lock-Up Agreement (the “Amended and Restated Lock-Up Agreement”), and (iii) an Amended and Restated Exchange Agreement (the “Amended and Restated Exchange Agreement”). In addition, on the Domestication Date, we, together with the other former limited partners of PKLP, entered into the Second Amended and Restated Limited Liability Company Agreement of ProKidney Holdings (the “Holdings LLCA”) to provide for the governance of ProKidney Holdings and reflect the changes to our capital structure resulting from the Restructuring.

Amended and Restated Tax Receivable Agreement

The Amended and Restated Tax Receivable Agreement provides that ProKidney Delaware, as the successor to ProKidney Cayman, will be required to pay the holders of common units of ProKidney Holdings, as the successor to PKLP, that are party to the agreement 85% of certain tax savings recognized by ProKidney Delaware, if any, as a result of the increases in tax basis attributable to exchanges by the holders of common units of ProKidney Holdings for shares of Class A common stock of ProKidney Delaware or, subject to certain restrictions, cash, pursuant to the Amended and Restated Exchange Agreement and certain other tax attributes of ProKidney Holdings and tax benefits related to entering into the Amended and Restated Tax Receivable Agreement. The Amended and Restated Tax Receivable Agreement was amended and restated such that ProKidney Delaware succeeded to the rights and obligations of ProKidney Cayman and ProKidney Holdings succeeded to the rights and obligations of PKLP.

Amended and Restated Lock-Up Agreement

ProKidney Cayman’s existing Lock-Up Agreement was amended and restated to clarify that the limitations on transfer applicable to certain holders of securities of ProKidney Cayman (and certain securities convertible or exchangeable into such securities, including common units of PKLP) continue to apply to the corresponding securities of ProKidney Delaware (and certain securities convertible or exchangeable into such securities, including common units of ProKidney Holdings) received by such holders as a result of the Domestication and the Substitution.

Amended and Restated Exchange Agreement

The existing Exchange Agreement among ProKidney Cayman, PKLP and certain limited partners of PKLP was amended and restated to provide for the exchange of common units of ProKidney Holdings for shares of Class A common stock of ProKidney Delaware on the same material terms as the existing Exchange Agreement.

Holdings LLCA

On the Domestication Date, the Holdings LLCA was adopted following the consummation of the Restructuring.

Rights of the Units

Pursuant to the Holdings LLCA, the common units of ProKidney Holdings will be entitled to share in the profits and losses of ProKidney Holdings and to receive distributions as and if declared by the board of managers of ProKidney Holdings (the “Holdings Board”) and will generally have no voting rights.

Management

ProKidney Holdings will be managed by the Holdings Board. The Holdings Board will have the sole vote on all matters that require a vote of managers under the Holdings LLCA or applicable law. The business, property and affairs of ProKidney Holdings will be managed solely by the Holdings Board, and the Holdings Board cannot be removed or replaced except in accordance with the Holdings LLCA.

Pursuant to the Holdings LLCA, the Holdings Board shall consist of at least one (1) person but not more than ten (10), and the size of the initial Holdings Board shall be fixed at three (3) persons. From time to time following the date hereof, ProKidney Delaware, without the consent of any other member, shall be entitled to increase or decrease the size of the Holdings Board. ProKidney Delaware shall have the right to appoint, remove (with or without cause) and replace the managers on the Holdings Board and, at any time, to appoint a manager to serve as chairperson of the Holdings Board. Any vacancy on the Holdings Board may be filled by ProKidney Delaware or by the remaining managers then serving on the Holdings Board. Action by the Holdings Board shall require an affirmative vote of a majority of the managers at a meeting at which a quorum is present; provided however, in the event of a deadlock, the chairperson shall cast the deciding vote.

Distributions

The Holdings Board may, in its sole discretion, authorize distributions to the ProKidney Holdings members (to the extent of available cash, as defined in the Holdings LLCA, and subject to certain restrictions provided in the Holdings LLCA). Subject to provisions in the Holdings LLCA governing tax distributions to ProKidney Holdings members and certain other exceptions provided in the Holdings LLCA, all such distributions will be made pro rata in accordance each member’s number of common units.

The holders of ProKidney Holdings units will generally incur U.S. federal, state and local income taxes on their proportionate share of any net taxable income of ProKidney Holdings. Net profits and net losses of ProKidney Holdings will generally be allocated to its members pro rata in accordance with the percentages of their respective ownership of ProKidney Holdings units. The Holdings LLCA provides for pro rata cash distributions to the holders of ProKidney Holdings units for purposes of funding their tax obligations in respect of the taxable income of ProKidney Holdings that is allocated to them. Generally, these tax distributions will be computed based on ProKidney Holdings’ estimate of the net taxable income of ProKidney Holdings allocable to each holder of ProKidney Holdings units multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate (including the tax imposed under Section 1411 of the Code on net investment income) for a taxable year prescribed for an individual or corporate resident of New York, New York (whichever results in the application of the highest state and local tax rate for a given type of income), and taking into account (a) the limitations imposed on the deductibility of expenses and other items, (b) the character (e.g., long-term or short-term capital gain or ordinary or exempt income) of the applicable income, and (c) the deductibility of state and local income taxes, to the extent applicable (and with any dollar limitation on state and local income tax deductibility assumed to be exceeded), but not taking into account any deduction under Section 199A of the Code or any similar state or local law, as determined in good faith by the Holdings Board. As a result of (i) potential differences in the amount of net taxable income allocable to ProKidney Delaware and the other ProKidney Holdings equity holders, (ii) the lower tax rate applicable to corporations than individuals and (iii) the use of an assumed tax rate in calculating ProKidney Holdings’ distribution obligations, ProKidney Delaware may receive tax distributions significantly in excess of its tax liabilities and obligations to make payments under the Amended and Restated Tax Receivable Agreement.

Transfer Restrictions

The Holdings LLCA contains restrictions on transfers of units and requires the prior consent of the Holdings Board for such transfers, except in specified cases, including (i) certain transfers to permitted transferees under certain conditions and (ii) exchanges of common units for shares of Class A common stock or cash pursuant to the Amended and Restated Exchange Agreement.

Indemnification Agreements

Additionally, in connection with the Domestication, the Company entered into indemnity agreements that provide indemnification and advancement of expenses to the directors, officers, certain employees and certain agents of the Company and certain other persons who are or were serving at our request as a director, officer, employee or agent of any other enterprise for all actions, liabilities, losses, damages or expenses incurred or suffered by the indemnified person arising out of such person’s service in such capacity, subject to the terms and conditions set forth therein (the “Indemnity Agreements”).

The foregoing descriptions of the Amended and Restated Tax Receivable Agreement, the Amended and Restated Lock-Up Agreement, the Amended and Restated Exchange Agreement, the Holdings LLCA, and the Indemnity Agreements are subject to and qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.6 and Exhibit 10.7, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Domestication, effective on the Domestication Date, (i) each Class A ordinary share, par value $0.0001 per share, of ProKidney Cayman (the “Class A ordinary shares”), issued and outstanding immediately prior to the effective time of the Domestication was automatically converted into one share of Class A common stock, par value $0.0001 per share, of ProKidney Delaware (the “Class A common stock”) and (ii) each Class B ordinary share, par value $0.0001 per share, of ProKidney Cayman (the “Class B ordinary shares”), issued and outstanding immediately prior to the effective time of the Domestication was automatically converted into one share of Class B common stock, par value $0.0001 per share, of ProKidney Delaware (the “Class B common stock” and, together with the Class A common stock, the “Common Stock”). The number of shares of Class A common stock and Class B common stock of the Company outstanding immediately after the Domestication was the same as the number of Class A ordinary shares and Class B ordinary shares of ProKidney Cayman outstanding immediately prior to the Domestication.

Additionally, in connection with the Domestication, effective on the Domestication Date, the board of directors of ProKidney Cayman adopted a resolution providing that (i) each Class B Series 1 RSR of ProKidney Cayman (a “Cayman Class B Series 1 RSR”), issued and outstanding immediately prior to the effective time of the Domestication was automatically converted into a restricted stock right (a “Class B Series 1 RSR”) for one share of Class B common stock, subject to the same vesting conditions as the Cayman B Series 1 RSRs (other than changes reflecting the Restructuring), (ii) each Class B Series 2 RSR of ProKidney Cayman (a “Cayman Class B Series 2 RSR”), issued and outstanding immediately prior to the effective time of the Domestication was automatically converted into a restricted stock right (a “Class B Series 2 RSR”) for one share of Class B common stock, subject to the same vesting conditions as the Cayman B Series 2 RSRs (other than changes reflecting the Restructuring), (iii) each Class B Series 3 RSR of ProKidney Cayman (a “Cayman Class B Series 3 RSR”), issued and outstanding immediately prior to the effective time of the Domestication was automatically converted into a restricted stock right (a “Class B Series 3 RSR”) for one share of Class B common stock, subject to the same vesting conditions as the Cayman B Series 3 RSRs (other than changes reflecting the Restructuring), (iv) each Class B PMEL RSR of ProKidney Cayman (a “Cayman Class B PMEL RSR”), issued and outstanding immediately prior to the effective time of the Domestication was automatically converted into a restricted stock right (a “Class B PMEL RSR”) for one share of Class B common stock, subject to the same vesting conditions as the Cayman Class B PMEL RSRs (other than changes reflecting the Restructuring). The number of Class B Series 1 RSRs, Class B Series 2 RSRs, Class B Series 3 RSRs and Class B PMEL RSRs, respectively, of the Company outstanding immediately after the Domestication was the same as the number of Cayman Class B Series 1 RSRs, Cayman Class B Series 2 RSRs, Cayman Class B Series 3 RSRs and Cayman Class B PMEL RSRs, respectively, of ProKidney Cayman outstanding immediately prior to the Domestication.

The Class A common stock has continued to be listed for trading on the Nasdaq Capital Market under the symbol “PROK.” Effective as of July 2, 2025, the Company’s CUSIP number relating to its Class A common stock changed to 74291D 104.

In connection with the Domestication, ProKidney Delaware adopted a certificate of incorporation (the “Certificate of Incorporation”) and bylaws (the “Bylaws”), and the rights of holders of the Common Stock are now governed by such documents and the DGCL. The Certificate of Incorporation and the Bylaws have been filed with this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference into this Item 3.03. A summary description of the Company’s capital stock, including key differences between the rights of ProKidney Cayman’s shareholders under Cayman law and the ProKidney Cayman memorandum and articles of association, on the one hand, and the rights of the Company’s stockholders under the DGCL and our new Certificate of Incorporation and Bylaws, on the other hand, is included in the sections of the final prospectus, dated April 28, 2025 (the “Final Prospectus”), titled “Description of Securities” and “Comparison of Corporate Governance and Shareholder Rights.” A description of the Domestication and certain potential effects, including of the material U.S. federal income tax consequences of the Domestication and ownership of the Common Stock, is included in the sections of the Final Prospectus titled “Proposal No. 1 The Domestication Proposal” and “Material U.S. Federal Income Tax Considerations.” The aforementioned sections of the Final Prospectus have been filed with this Current Report on Form 8-K as Exhibit 99.1 and are incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Domestication, the Company adopted on the Domestication Date (i) an Amendment to the ProKidney Corp. 2022 Incentive Equity Plan (“2022 Plan Amendment”) and (ii) an Amendment to the ProKidney Corp. Employee Stock Purchase Plan (“Stock Purchase Plan Amendment”), each to reflect the Domestication.

The foregoing descriptions of the 2022 Plan Amendment and the Stock Purchase Plan Amendment are subject to and qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 above is hereby incorporated by reference into this Item 5.03. The Certificate of Incorporation and Bylaws were effective as of the Domestication Date.

Item 8.01	Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ProKidney Delaware is a successor registrant to ProKidney Cayman and thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The shares of Class A common stock of the Company, as the successor registrant to ProKidney Cayman, are deemed to be registered under Section 12(b) of the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Incorporation of ProKidney
3.2	Bylaws of ProKidney
3.3	Certificate of Corporate Domestication of ProKidney
4.1	Stock Certificate for Class A Common Stock ProKidney
4.2	Stock Certificate for Class B Common Stock ProKidney
10.1	Amended and Restated Tax Receivable Agreement, dated July 1, 2025, by and among ProKidney and the TRA Parties (as defined therein).
10.2	Amended and Restated Lock-Up Agreement, dated July 1, 2025, by and among ProKidney and certain of the ProKidney Holders (as defined therein).
10.3	Amended and Restated Exchange Agreement, dated July 1, 2025, by and among ProKidney, ProKidney Holdings, LLC and the other members of ProKidney Holdings, LLC party thereto.
10.4	First Amendment to the ProKidney Corp. Employee Stock Purchase Plan
10.5	First Amendment to the ProKidney Corp. 2022 Incentive Equity Plan
10.6	Form of Indemnification Agreement, dated July 1, 2025, by and among ProKidney and its directors and officers.
10.7	Second Amended and Restated Limited Liability Company Agreement of ProKidney Holdings, dated July 1, 2025, by and among the members and managers party thereto.
99.1
“Description of Securities,” “Comparison of Corporate Governance and Shareholder Rights,” “Proposal No. 1 The Domestication Proposal,” and “Material U.S. Federal Income Tax Considerations” (incorporated by reference to the sections so entitled in ProKidney’s Final Prospectus dated April 28, 2025 (filed pursuant to Rule 424(b)(3)) to its Registration Statement on Form S-4 dated March 31, 2025 (File No. 333-286278)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROKIDNEY CORP.

Date:	July 3, 2025	By:	/s/ Todd C. Girolamo
Todd C. Girolamo
Chief Legal Officer